                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2001


                       CCC Information Services Group Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                        000-28600                54-1242469
 ---------------                    ------------           -----------------
(State or Other Jurisdiction of     (Commission              (IRS Employer
   Organization)                    File Number)           Identification No.)


World Trade Center Chicago
444 Merchandise Mart
Chicago, Illinois                                               60654
--------------------------                                    --------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (312) 222-4636
                                                     --------------
Former Name or Former Address, if Changed Since Last Report:  Not Applicable
                                                              --------------

Item 5. OTHER EVENTS

     On April 19, 2001, the Company issued a press release announcing that it will wind down the operations of CCC Consumer Services Inc. ("CSI"), its wholly-owned United States subsidiary, and exit the United States insurance claims outsourcing market. A copy of this press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Unaudited Pro Forma Combined Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1 Press Release of the Company, dated April 19, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CCC Information Services Group Inc.

                                       By:    /s/ Githesh Ramamurthy
                                            ---------------------------
                                                  Githesh Ramamurthy
                                                  President and
                                                  Chief Executive Officer


Date: April 19, 2001